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                                                                   Exhibit 10.50

                                   AMENDMENT

This AMENDMENT dated December 1, 1997 (the "Amendment") is to that Master Development Agreement executed January 5, 1996 by and between Roadhouse Grill, Inc. ("Company") and Roadhouse Grill Asia Pacific (Cayman) Limited ("Developer")(the "Development Agreement").

In consideration of the mutual covenants and consideration set forth herein, and as authorized and directed by the Board of Directors of the Company by action of November 18, 1997, it is hereby agreed:

1. Section 8.A. (2) of the Development Agreement is hereby amended to read as follows:

   (2) Forty percent (40%) of the royalty fee paid by each Third Party Franchisee, due and payable within ten (10) days after the end of the month in which the fee was received by Developer from each Third Party Franchisee in the Territory; subject however, that the maximum royalty fee due the Company shall not exceed two percent (2.0%) of gross sales as defined in the Franchise Agreement.

2. Section 8.B.(2) of the Development Agreement is hereby amended to read as follows:

   (2) A royalty fee in the amount of two percent (2%) of gross sales as defined in the Franchise Agreement, due and payable within ten (10) days after the end of the month in which sales were made.

3. The amendments provided for herein shall be effective as of December 1, 1997.

4. Except as specifically provided in this Amendment, the terms of the Development Agreement are ratified.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in ___ counterparts on the day and year first above written.

DEVELOPER

ROADHOUSE GRILL ASIA PACIFIC (CAYMAN)
LIMITED., a Cayman Islands corporation


By:                                     Witness:
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Title:
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COMPANY

ROADHOUSE GRILL, INC.
a Florida corporation

By:                                     Witness:
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Title:
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